Rule 497(e)
File No. 333-215607

WEBs ETF Trust

WEBs SPY Defined Volatility ETF

WEBs QQQ Defined Volatility ETF

(each, a “Fund” and together, the “Funds”)

September 29, 2026

Supplement to Each Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated february 27, 2026

The Board of Trustees (the “Board”) of WEBs ETF Trust (the “Trust”), based on the recommendation of WEBs Investments Inc., the investment adviser to the Funds, each a series of the Trust, has approved an Agreement and Plan of Reorganization (the “Plan”), providing for the reorganization of each Fund with and into corresponding newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Ultimus Managers Trust (“UMT”).

Pursuant to the Plan, WEBs SPY Defined Volatility ETF will be reorganized with and into Westwood Adaptive Exposure SPY ETF and WEBs QQQ Defined Volatility ETF will be reorganized with and into Westwood Adaptive Exposure QQQ ETF (together, the “Reorganizations”). The Plan generally provides that each Fund will (1) transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities, and (2) distribute the shares received from the Acquiring Fund pro rata to the shareholders of the corresponding Fund. After consummation of the Plan, each Fund will be terminated as a series of the Trust. If approved by the shareholders of the Funds, the Reorganizations are expected to close in the first quarter of 2027. No assurance can be given as to the exact timing of the closing of the Reorganizations. Following the Reorganizations, Westwood Management Corp. will serve as the investment adviser for each Acquiring Fund and Vident Advisory, LLC (d/b/a Vident Asset Management) will continue to serve as investment sub-adviser to each Acquired Fund.

More detailed information about the Reorganizations and the changes that will result from the Reorganizations will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks. When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations. Shares of the Funds will continue to trade on The Nasdaq Stock Market LLC until the Reorganizations occur.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and
Statement of Additional Information For Future Reference